UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                  Date of Report
                  (Date of earliest
                  event reported):                November 19, 2003


                           WPS Resources Corporation
                           --------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-11337                     39-1775292
---------------                   -----------                 ------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                     Number)                Identification No.)
incorporation)


     700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001
   ---------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 433-4901
                         (Registrant's telephone number)

Item 5.       Other Events and Regulation FD Disclosure.
------        -----------------------------------------

              On November 19, 2003, WPS Resources Corporation (the
"Company") entered into an Underwriting Agreement with A.G. Edwards & Sons Inc., Robert W. Baird & Co. Incorporated, Edward D. Jones & Co., L.P. and The Williams Capital Group, L.P. (the "Underwriting Agreement") in connection with the offering and sale (the "Offering") of 3,500,000 shares of the Company's common stock, $1.00 par value ("Common Stock"), including the attached common stock purchase rights, plus up to an additional 525,000 shares of Common Stock that may be purchased by the Underwriters to cover over-allotments. The Offering is expected to close on November 24, 2003. The shares of Common Stock and attached common stock purchase rights to be sold in the Offering are registered with the Securities and Exchange Commission on Form S-3 (Registration No. 333-104787). The Underwriting Agreement is filed herewith.

              The Company has also filed herewith the opinion of Foley & Lardner as to the validity of the shares of Common Stock and attached common stock purchase rights being issued in the Offering.

Item 7.       Financial Statements and Exhibits.
------        ---------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits.
                    --------

                    The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.




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


                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WPS RESOURCES CORPORATION



Date:  November 19, 2003                By:   /s/ Barth J. Wolf
                                           -------------------------------------
                                              Barth J. Wolf
                                              Secretary and
                                              Manager-Legal Services








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


                            WPS RESOURCES CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated November 19, 2003

                                     Exhibit
                                     -------

          (1) Underwriting Agreement, dated as of November 19, 2003, by and between WPS Resources Corporation and A.G. Edwards & Sons Inc., Robert W. Baird & Co. Incorporated, Edward D. Jones & Co., L.P. and The Williams Capital Group, L.P.

         (5)      Opinion of Foley & Lardner

         (23)     Consent of Foley & Lardner (contained in Exhibit (5) hereto)






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